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                                                                    EXHIBIT 10.5
                          [BUILDERS FIRSTSOURCE LOGO]

                            1998 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

NAME OF OPTIONEE:                              <<Name>>

NUMBER OF SHARES OF BUILDERS FIRSTSOURCE, INC.
COMMON STOCK, $.01 PAR VALUE,
COVERED BY OPTION:                             <<TotalShares>>shares ("Option
                                               Shares")

PER SHARE OPTION PRICE:                        $0.315

OPTION GRANT DATE:                             March 1, 2004

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DATE NONQUALIFIED STOCK
OPTION BECOMES EXERCISABLE
(SUBJECT TO THE ATTAINMENT OF
THE PERFORMANCE CRITERIA AND
SUBJECT TO THE OTHER TERMS AND
CONDITIONS SET FORTH ON SCHEDULE A
TO THIS AGREEMENT):                     Up to <<ExerciseableShares>> Shares on
                                        December 31, 2004

                                        Up to <<ExerciseableShares>> Shares on
                                        December 31, 2005

                                        Up to <<ExerciseableShares2006>> Shares
                                        on December 31, 2006

      - Schedule A to this Agreement sets forth the performance criteria and other terms and conditions to the vesting and exercisability of this Option based on the vesting schedule set forth above.

      - Notwithstanding the foregoing vesting schedule and Schedule A to this Agreement, and subject to the terms of the Plan, the Option will become fully vested and exercisable on December 31, 2011, provided that the Optionee is continuously employed with the Company through such date, unless the Option is terminated earlier pursuant to the terms of the Plan or this Agreement.

OPTION TERMINATION DATE:                             April 30, 2014

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      This Stock Option Agreement (this "Agreement") is executed and delivered as of the Option Grant Date by and between Builders FirstSource, Inc. (the "Company") and the Optionee. The Optionee and the Company hereby agree as follows:

      1. Grant of Option. The Company, pursuant to the Builders FirstSource, Inc. 1998 Stock Incentive Plan (as amended from time to time, the "Plan"), which is incorporated herein by reference, and subject to the terms and conditions thereof, hereby grants to the Optionee an option to purchase the Option Shares at the Per Share Option Price.

      2. Nonqualified Stock Options. The Option granted hereby shall be treated as a nonqualified stock option under the Internal Revenue Code.

      3.    Termination of Options.

            (a) Except as provided in this Section 3 or as otherwise provided by the Board, the Option granted hereby may not be exercised and shall terminate unless the Optionee at the time of exercise is then in the employ or service of the Company and unless the Optionee has remained continuously so employed or in such service since the Option Grant Date. No additional Option Shares become exercisable after the Optionee's employment or service with the Company has terminated for any reason. For purposes of this Agreement, the Company shall determine the effective date of an Optionee's termination of employment or service.

            (b) In case of termination of the Optionee's employment or service with the Company due to death, the Option granted hereby shall remain exercisable by the Optionee's estate, beneficiaries, or heirs as to the number of shares of Common Stock for which it was exercisable as of the date of death for a period of ninety (90) days immediately following such date of death and shall be cancelled and terminated with respect to the remainder of the shares of Common Stock covered by the Option as of the date of death.

            (c) In case of termination of the Optionee's employment or service with the Company for Cause (as defined below), the Option granted hereby shall be cancelled and terminated as of the date of such termination of employment.

            (d) In case of termination of the Optionee's employment or service with the Company for reason other than those set forth in subsections (b) or (c) of this Section 3, the Option granted hereby shall remain exercisable as to the number of shares of Common Stock for which it was exercisable as of the date of termination for a period of sixty (60) days immediately following such termination of employment or service and shall be cancelled and terminated with respect to the remainder of the shares of Common Stock covered by the Option as of the date of termination.

            (e) The Option granted hereby shall in no event terminate later than the close of business on the Option Termination Date and may be terminated earlier pursuant to this Agreement or the provisions of the Plan.

      4.    For purposes of this Agreement, "Cause" shall mean:

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            (a)   any act of fraud, gross negligence, or dishonesty in the
performance of the Optionee's duties or the willful failure by the Optionee to perform Optionee's duties;

            (b) engaging in any action with the intention of causing harm or damage to any of the Company's operations;

            (c)   conviction of a felony; or

            (d) obtaining personal gain from a transaction in which the Optionee has a conflict of interest with the Company.

      5. The Optionee shall comply with and be bound by all the terms and conditions contained in the Plan, as incorporated by reference herein.

      6. Options granted hereby shall not be transferable except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may be exercised only by the Optionee or the guardian or legal representative of the Optionee.

      7. The obligation of the Company to sell and deliver any stock under this Option is specifically subject to all provisions of the Plan and all applicable laws, rules, regulations, governmental and stockholder approvals, and Company policies.

      8. The Option Shares issued upon exercise of this Option may not be sold, assigned, mortgaged, pledged, hypothecated, or otherwise transferred or disposed of to any third party unless and until the Company successfully completes an initial public offering of its Common Stock pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If the Company completes an initial public offering of its Common Stock pursuant to the Securities Act, the Option Shares may be sold thereafter in the open market, subject to applicable legal and timing restrictions. If Optionee's employment with the Company is terminated prior to an initial public offering of the Company's Common Stock, the Optionee's Option Shares are subject to repurchase by the Company under the terms and conditions described on Schedule A to the Agreement.

      9. In addition to the restrictions on transfer imposed by the Company as described in paragraph 8 above, the Option Shares issued upon exercise of this Option are "restricted securities," as such term is defined in Rule 144 under the Securities Act. Any resale of such Option Shares must comply with the registration requirements of the Securities Act (and any state securities laws that may be applicable) or an exemption therefrom.

      10. The certificates for the Option Shares will bear restrictive legends in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE

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      SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE
      LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      IN ADDITION TO THE FOREGOING, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY. THESE RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS ARE SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES, AND REFERENCE TO SUCH AGREEMENT SHOULD BE MADE FOR A FULL DESCRIPTION OF SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS.

      11. By signing this Agreement, the Optionee agrees not to sell any Option Shares at a time when any law, rule, regulation, or Company policy prohibits a sale.

      12. This Agreement does not give the Optionee the right to be retained by the Company or any of its subsidiaries in any capacity. The Company reserves the right to terminate the Optionee's service at any time, with or without Cause.

      13. The Optionee or the Optionee's estate, beneficiaries or heirs have no rights as a stockholder of the Company until a certificate for the Option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

      14. Any notice by the Optionee to the Company hereunder shall be in writing and shall be deemed duly given only upon receipt thereof by the Company at its principal offices. Any notice by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed to the Optionee at the address last specified to the Company by the Optionee.

      15. In signing this Agreement, Optionee agrees to keep confidential and not to disclose to any person or any entity information concerning the Company's Option Program, the number of Option Shares covered by this Agreement, any transactions between the Optionee and the Company pursuant to this Agreement, or the Company's stock price.

      16. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

      THIS AGREEMENT IS MADE UNDER AND SUBJECT TO THE PROVISIONS OF THE PLAN (AS IT MAY BE AMENDED FROM TIME TO TIME), AND ALL OF THE PROVISIONS OF THE PLAN ARE ALSO PROVISIONS OF THIS AGREEMENT. IF THERE IS A DIFFERENCE OR CONFLICT BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE PLAN, THE PROVISIONS OF THE PLAN WILL GOVERN. BY SIGNING THIS AGREEMENT, THE OPTIONEE ACCEPTS AND AGREES TO ALL OF THE FOREGOING TERMS AND PROVISIONS AND TO ALL OF THE TERMS AND PROVISIONS OF THE PLAN INCORPORATED HEREIN BY REFERENCE AND CONFIRMS THAT OPTIONEE HAS RECEIVED A COPY OF THE PLAN.

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      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set Optionee's hand as of the Option Grant Date.

                                 BUILDERS FIRSTSOURCE, INC.

                                 By:  ____________________________________
                                      Donald F. McAleenan
                                      Senior Vice President and General Counsel

                                     _____________________________________
                                     <<Name>> (Optionee)

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                                   SCHEDULE A

                  TERMS AND CONDITIONS RELATING TO OPTION GRANT
           UNDER BUILDERS FIRSTSOURCE, INC. 1998 STOCK INCENTIVE PLAN

NAME OF OPTIONEE:                                    <<Name>>

NUMBER OF OPTION SHARES:                             <<TotalShares>>

OPTION GRANT DATE:                                   March 1, 2004

EXERCISE PRICE:                                      $0.315

VESTING SCHEDULE AND CONDITIONS:

A. The Option granted hereby will vest in installments ("Option Installments") contingent on the Company achieving certain financial targets during the 2004-2006 calendar year periods, as set forth below. The Company's financial targets are based on the EBITDA amounts and RONA percentages (EBITDA and RONA are defined in Section E below) achieved by the Company during the applicable time periods. The Options granted hereby will vest in installments as follows:

      (i)   on December 31, 2004:

            (a) <<M_112_of_TotalShares>> Option Shares (1/12 of total Option Shares) will vest if the Company's EBITDA for calendar year 2004 is equal to or greater than $77,500,000.

            (b) <<M_112_of_TotalShares>> Option Shares (1/12 of total Option Shares) will vest if the Company's RONA for calendar year 2004 is equal to or greater than 19.1%.

      (ii)  on December 31, 2005:

            (a) <<M_112_of_TotalShares>> Option Shares (1/12 of total Option Shares) will vest if the Company's EBITDA for calendar year 2005 is equal to or greater than $88,200,000.

            (b) <<M_112_of_TotalShares>> Option Shares (1/12 of total Option Shares) will vest if the Company's RONA for calendar year 2005 is equal to or greater than 22.4%.

      (iii) on December 31, 2006:

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            (a)   <<M_112_of_TotalShares>> Option Shares (1/12 of total Option
                  Shares) will vest if the Company's EBITDA for calendar year 2006 is equal to or greater than $100,200,000.

            (b) << M_112_of_TotalShares>> Option Shares (1/12 of total Option Shares) will vest if the Company's RONA for calendar year 2006 is equal to or greater than 26.1%.

            (c) <<EBITDA__of_TotalShares>> Option Shares (1/4 of total Option Shares) will vest if the Company's cumulative EBITDA for calendar years 2004, 2005, and 2006 is equal to or greater than $265,900,000.

            (d) <<RONA__of_TotalShares>> Option Shares (1/4 of total Option Shares) will vest if the Company's RONA percentage (as calculated in the manner set forth below in Section G) for the period consisting of calendar years 2004, 2005, and 2006 is equal to or greater than 22.6%.

B.    (i)   If a Change of Control (as defined below in Section F) occurs on or after January 1, 2005, but before December 31, 2006, (i) one half of any Option Installment that is scheduled to vest after the date of such Change of Control (as outlined in Section A above) will vest immediately prior to such Change of Control if the Company's cumulative EBITDA for the calendar years completed prior to such Change of Control meets or exceeds the sum of the annual EBITDA targets set forth in Section A above for the calendar years completed prior to such Change of Control and (ii) one half of any Option Installment that is scheduled to vest after the date of such Change of Control (as outlined in Section A above) will vest immediately prior to such Change of Control if the Company's average RONA (as calculated in the manner set forth in Section G below) for the calendar years completed prior to such Change of Control meets or exceeds the average of the annual RONA targets set forth in Section A above for the calendar years completed prior to such Change of Control. If the Change of Control occurs in 2005, the target will be actual 2004 performance meeting or exceeding the 2004 target. If the Change of Control occurs in 2006, the target will be combined EBITDA for 2004 and 2005 being $165,700,000 or greater and the average RONA percentage for 2004 and 2005 combined being 20.75% or greater.

      (ii) If a Change of Control occurs on or prior to December 31, 2004, (i) one half of the Option Shares covered by this Agreement will vest immediately prior to such Change of Control if the Company's EBITDA during the period of January 1, 2004 through the date of the Change of Control, considered on an annualized basis, meets the 2004 EBITDA target and (ii) one half of the Option Shares covered by this Agreement will vest immediately prior to such Change of Control if the Company's RONA during the period of January 1, 2004 through the date of the Change of Control, considered on an annualized basis, meets the 2004 RONA target.

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      (iii) Any Option Installment that did not vest on or prior to the date of a Change of Control due to the Company's failure to meet the applicable financial target will not vest as a result of the Change of Control. See Example B below.

      (iv)  Examples of vesting of Option Installments upon a Change of Control:

            (a)   Example A - Assume:

                  -     2004 EBITDA and RONA targets met.

                  -     2005 EBITDA and RONA targets met.

                  - Cumulative EBITDA for the 2004-2005 period exceeds $165,700,000.

                  -     RONA for the 2004-2005 period exceeds 20.75%.

                  -     A Change of Control occurs on May 31, 2006.

                  Result:

                  - All Option Shares scheduled to vest on December 31, 2004 would vest.

                  - All Option Shares scheduled to vest on December 31, 2005 would vest.

                  - All Option Shares scheduled to vest on December 31, 2006 (including the Option Installments based on three (3) year cumulative financial performance) would vest.

            (b)   Example B - Assume:

                  -     2004 EBITDA and RONA targets met.

                  -     2005 RONA target met; 2005 EBITDA target missed.

                  - Cumulative EBITDA for the 2004-2005 period exceeds $165,700,000.

                  -     RONA for the 2004-2005 period exceeds 20.75%.

                  -     A Change of Control occurs on May 31, 2006.

                  Result:

                  - All Option Shares scheduled to vest on December 31, 2004 would vest.

                  - One half (1/2) of the Option Shares scheduled to vest on December 31, 2005 would vest; the other one half (1/2) would not vest.

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                  -     All Option Shares scheduled to vest on December 31, 2006
                        (including the Option Installments based on three (3) year cumulative financial performance) would vest.

            (c)   Example C - Assume:

                  -     2004 EBITDA and RONA targets met.

                  -     2005 RONA target met; 2005 EBITDA target missed.

                  - Cumulative EBITDA for the 2004-2005 period is less than $165,700,000.

                  -     RONA for the 2004-2005 period exceeds 20.75%.

                  -     A Change of Control occurs on May 31, 2006.

                  Result:

                  - All Option Shares scheduled to vest on December 31, 2004 would vest.

                  - One-half (1/2) of the Option Shares scheduled to vest on December 31, 2005 would vest, the other one-half (1/2) would not vest.

                  - One-half (1/2) of the Option Shares scheduled to vest on December 31, 2006 (including one-half (1/2) of the Option Installments based on three (3) year cumulative financial performance) would vest; the other one-half (1/2) would not vest.

            (d)   Example D - Assume:

                  - EBITDA amounts for January 1, 2004 to December 14, 2004 annualized to approximate the year-end amount equal or exceed 77,500,000.

                  - RONA percentages for January 1, 2004 to December 14, 2004 annualized to approximate the year-end percentage do not equal or exceed 19.1%.

                  -     A Change of Control occurs on December 15, 2004.

                  Result:

                  - One half (1/2) of the Option Shares would vest; the other one half (1/2) would not vest.

C. If any of the Option Installments have not previously vested in accordance with either Section A or B above, those Option Installments will vest, regardless of the achievement by the Company of the financial performance targets set forth in Section A above, on December 31, 2011.

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D.    In all cases, the vesting of each Option Installment (whether pursuant to
      Section A, B, or C above) is contingent on the continuous, uninterrupted employment or service of the Optionee with the Company from the Option Grant Date through the applicable vesting date.

E. For purposes of this Agreement, (i) "RONA" (Return on Net Tangible Assets) shall mean EBIT divided by average Net Tangible Assets; (ii) "EBIT" shall mean earnings before interest and taxes; (iii) "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization; and (iv) "Net Tangible Assets" shall mean the sum of (a) accounts receivable, net of allowance for doubtful accounts (inclusive of securitized accounts receivable), (b) inventory at the lower of cost or market, (c) prepaid expenses and other current assets, (d) accounts payable, (e) accrued liabilities (including book overdrafts), and (f) net property plant and equipment. RONA and EBITDA shall be determined by the Company in its reasonable discretion consistent with generally accepted accounting principles in effect on the Option Grant Date.

F. For purposes of this Agreement, a "Change of Control" means the occurrence of any of the following events: (a) any "Person" (within the meaning of Section 12(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than JLL Fund II, L.P. or JLL Fund III, L.P., or any of their respective affiliates, becomes a Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (b) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (c) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (d) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board") and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

G. For the purposes of calculating cumulative performance over multiple calendar years in Subsections A(iii) and B(i) above, (a) EBITDA will be the sum of the earnings before interest, taxes, depreciation and amortization for all the relevant calendar years and (b)

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      RONA will be the sum of EBIT for each of the relevant calendar years divided by the sum of the average Net Tangible Assets for each of the relevant years.

REPURCHASE OF OPTION SHARES AT THE COMPANY'S OPTION:

The Company will have a 120-day option to repurchase the Optionee's Option Shares in the event that the Optionee's employment with the Company terminates for any reason. If the Company exercises this repurchase option, the repurchase price will be the fair market value of the Option Shares as determined by the Board in its sole discretion. The Company may exercise its option within 120 days after the Optionee's last date of employment (the "Repurchase Option Period") by providing the Optionee with written notice of its election to repurchase. Upon the giving of such notice, the Option Shares will be deemed repurchased and Optionee shall have no rights as a stockholder, except that upon delivering the stock certificate representing such Option Shares to the Company, properly endorsed over to the Company as reasonably required by the Company, the Company will promptly deliver to Optionee a check in the full amount of the repurchase price. If the Optionee has not held the Option Shares for at least six-months since exercising the Option, the period during which the Company may exercise its repurchase option will be extended until 120 days after the expiration of such six-month period. The Company's repurchase rights relating to the Option Shares will terminate upon completion of an initial public offering of the Company's Common Stock.

RESTRICTIONS ON TRANSFER:

Please refer to Sections 8, 9 and 10 of the Stock Option Agreement for a description of the transfer restrictions applicable to the Option Shares. ,